EXHIBIT 32.1

                             CERTIFICATION PURSUANT
                           TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hydron Technologies, Inc. (the "Registrant") on Form 10-QSB for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officer certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

The information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Registrant.



                            HYDRON TECHNOLOGIES, INC.
                                /s/ David Pollock
                                -----------------
                                  David Pollock
       Chief Executive Officer, Principal Financial and Accounting Officer
                                 August 14, 2006